SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2002

Date of Report (Date of earliest event reported)

GENERAL CREDIT CORPORATION

(Exact name of Registrant as specified in its charter)

New York	0-28910	13-3895072

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

370 Lexington Avenue, Suite 2000, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 697-4441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 2. BANKRUPTCY OR RECEIVERSHIP.

     On July 19, 2002, the Registrant, General Credit Corporation, and its wholly owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 02-13506). The Debtors will continue to manage their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Filings may be accessed on the Bankruptcy Court’s Electronic Case Filing System at http://ecf.nysb.uscourts.gov/index.html or at the Clerk’s Office in Manhattan, White Plains or Poughkeepsie, New York. On July 24, 2002, the Registrant issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated July 24, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CREDIT CORPORATION (Registrant)

Date: July 24, 2002	By: /s/ Irwin Zellermaier

Irwin Zellermaier, Chief Executive Officer

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